UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2020
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2020, the Federal Home Loan Bank of Des Moines (the “Bank”) announced the appointment of Kevin T. Larkin as Chief Information Officer effective March 23, 2020. Mr. Larkin will oversee the Bank’s information technology and information security departments.

Mr. Larkin, age 51, currently serves as Vice President, Managing Director, IT Operations for the Federal Home Loan Bank of Chicago (the “Chicago Bank”). He joined the Chicago Bank in 2018 as Vice President, Managing Director, IT Risk, Compliance, and Administration and was promoted to Vice President, Managing Director, IT Operations in 2019. Prior to joining the Chicago Bank, Mr. Larkin served as Assistant Vice President of Business Systems and IT Governance for Illinois Mutual Life Insurance from 2014 to 2018. Mr. Larkin’s prior experience also includes almost 13 years serving as the Director of Business Solutions with the Federal Home Loan Bank of Pittsburgh.

As the Bank’s Chief Information Officer, Mr. Larkin will be paid an annual base salary of $330,000 and will be eligible to earn incentive awards under the Bank’s annual and long-term incentive plans which the Bank expects to adopt during the first quarter of 2020. Mr. Larkin’s maximum potential incentive award will be 80 percent of his base salary. In addition, the Bank will pay Mr. Larkin a hiring bonus of $125,000, payable on his first payroll date, and an additional $125,000 on the first payroll date following completion of his first year employed with the Bank. Further, he will be eligible to receive the Bank’s standard executive relocation benefits.

Mr. Larkin has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Larkin and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Larkin and any other person pursuant to which he was selected as Chief Information Officer of the Bank.

Item 7.01 Regulation FD Disclosure.

On March 11, 2020, the Bank issued a news release announcing Mr. Larkin’s appointment as Chief Information Officer. A copy of the news release is furnished with this report as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements And Exhibits.

Exhibit Number 99.1        News Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

March 11, 2020	By:	/s/ Kristina K. Williams

Name: Kristina K. Williams
Title: President and Chief Executive Officer